EXHIBIT 10.7

CARRIEREQ, INC.

INVESTORS’ RIGHTS AGREEMENT

This Investors’ Rights Agreement (this “Agreement”) is made and entered into as of July 15, 2016, by and among CarrierEQ, Inc. (d/b/a AirFox), a Delaware corporation (the “Company”), the parties listed on Exhibit A attached hereto (the “Investors”) and the parties listed on Exhibit B attached hereto (the “Key Holders”).

RECITALS

A.

The Investors have agreed to purchase from the Company, and the Company has agreed to sell to the Investors, shares of the Company’s Series One Preferred Stock and Series One-A Preferred Stock (collectively the “Preferred Stock” and together with any subsequently issued shares of Preferred Stock, the “Shares”) on the terms and conditions set forth in that certain Series One Preferred Stock Purchase Agreement dated of even date herewith by and among the Company and the Investors, as amended from time to time (the “Series One Agreement”).

B.

It is a condition to the closing of the sale of the Shares that the parties hereto execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.

COVENANTS OF THE COMPANY.

1.1

Information Rights.

(a)

Basic Financial Information. The Company will furnish to each Investor holding more than 298,800 shares of Preferred Stock (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof) (a “Super Major Investor”) and any entity which requires such information pursuant to its organizational documents when available: (i) annual unaudited financial statements for each fiscal year of the Company, including an unaudited balance sheet as of the end of such fiscal year, an unaudited statement of operations and an unaudited statement of cash flows of the Company for such year, all prepared in accordance with generally accepted accounting principles and practices; and (ii) quarterly unaudited financial statements for each fiscal quarter of the Company (except the last quarter of the Company’s fiscal year), including an unaudited balance sheet as of the end of such fiscal year, an unaudited statement of operations and an unaudited statement of cash flows of the Company for such quarter, all prepared in accordance with generally accepted accounting principles and practices, subject to changes resulting from normal year-end audit adjustments. If the Company has audited records of any of the foregoing, it shall provide those in lieu of the unaudited versions.

(b)

Confidentiality. Anything in this Agreement to the contrary notwithstanding, no Investor by reason of this Agreement shall have access to any trade secrets or confidential information of the Company.  The Company shall not be required to comply with any information rights in respect of any Investor whom the Company reasonably determines to be a competitor or an officer, employee or director of a competitor of the Company. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement other than to any of the Investor’s attorneys, accountants, consultants, and other professionals, to the extent necessary to obtain their services in connection with monitoring the Investor’s investment in the Company.

(c)

Inspection Rights. The Company shall permit each Super Major Investor to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Investor.

(d)

Qualified Small Business Stock. The Company shall use commercially reasonable efforts to cause the Shares, as well as any shares into which such shares are converted, within the meaning of Section 1202(f) of the Internal Revenue Code (the “Code”), to constitute “qualified small business stock” as defined in Section 1202(c) of the Code; provided, however, that such requirement shall not be applicable if the Board of Directors of the Company determines, in its good-faith business judgment, that such qualification is inconsistent with the best interests of the Company. The Company shall submit to its stockholders (including the Super Major Investors) and to the Internal Revenue Service any reports that may be required under Section 1202(d)(1)(C) of the Code and the regulations promulgated thereunder. In addition, within twenty (20) business days after any Super Major Investor’s written request therefor, the Company shall, at its option, either (i) deliver to such Super Major Investor a written statement indicating whether (and what portion of) such Super Major Investor’s interest in the Company constitutes “qualified small business stock” as defined in Section 1202(c) of the Code or (ii) deliver to such Super Major Investor such factual information in the Company’s possession as is reasonably necessary to enable such Super Major Investor to determine whether (and what portion of) such Super Major Investor’s interest in the Company constitutes “qualified small business stock” as defined in Section 1202(c) of the Code.

1.2

Additional Rights. In the event that the Company issues securities in its next equity financing after the date hereof (the “Next Financing”) which have (a) rights, preferences or privileges that are more favorable than the terms of the Shares, such as price based anti-dilution protection or (b) provides all such future investors other contractual terms such as preemptive rights or registration rights, the Company shall provide substantially equivalent rights to the Investors with respect to the Shares (with appropriate adjustment for economic terms or other contractual rights, subject to such Investor’s execution of any documents, including, if applicable, investors’ rights, co-sale, voting and other agreements, executed by the investors purchasing securities in the Next Financing) (such documents referred to herein as the “Next Financing Documents”). Any Super Major Investor or Major Investor (as defined below) will remain a Super Major Investor or Major Investor (as defined below) for all purposes in the Next Financing Documents to the extent such concept exists. The Company shall pay the reasonable fees and expenses, not to exceed $5,000 in the aggregate, of one counsel for the Investors in connection with the Investors’ review, execution and delivery of the Next Financing Documents. Notwithstanding anything herein to the contrary, upon the execution and delivery of the Next Financing Documents by Investors holding a majority of the then outstanding Shares held by all Investors, this Agreement (excluding any then-existing obligations) shall be amended and restated by and into such Next Financing Documents; provided, however, that, unless waived in writing by Project 11 Ventures I, L.P. (“Project 11”), the rights set forth in Section 3.5 of this Agreement shall be preserved in any Next Financing Documents.

1.3

Assignment of Company’s Preemptive Rights. Subject to Section 1.4 below, pursuant to the right of first refusal set forth in the Company’s bylaws, as the same may be amended and/or restated from time to time (the “Company’s Bylaws”) or stock purchase agreement, as and if applicable, the Company has a right of first refusal with respect to certain proposed transfers of the Company’s outstanding securities by the Key Holders. In the event the Company elects not to exercise its right of first refusal pursuant to the Company’s Bylaws, by contract or otherwise with respect to a proposed transfer of the Company’s outstanding securities, the Company shall assign such right of first refusal to each Super Major Investor. In the event of such assignment, each Super Major Investor shall have a right to purchase that portion of the securities proposed to be transferred equal to the ratio of (a) the number of shares of the Company’s Common Stock issued or issuable upon conversion of the Shares owned by such Super Major Investor, to (b) the number of shares of the Company’s Common Stock issued or issuable upon conversion of the Shares owned by all Super Major Investors.

1.4

Transfers to Super Major Investors. The Company’s right of  first refusal set forth in the Company’s Bylaws and the Company’s Repurchase Option (as such term is defined in the Restricted Stock Purchase Agreement (defined below)) set forth in that certain restricted stock purchase agreement dated January 20, 2016 between the Company and Alberto Anderick de Souza Jr., (such agreement, as the same may be amended from time to time, the “Restricted Stock Purchase Agreement”) shall not apply with respect to any transfer to any Super Major Investor by Alberto Anderick de Souza Jr. of the Unvested Shares originally acquired by Alberto Anderick de Souza Jr. pursuant to such Restricted Stock Purchase Agreement (a “Super Major Investor Transfer”); provided, however, this sentence shall terminate as to any transfers of Shares (as defined in the Restricted Stock Purchase Agreement) occurring after vesting of such Shares in accordance with the vesting schedules set forth in Sections 3(b)(iii) or (iv) of the Restricted Stock Purchase Agreement. In the event of a proposed Super Major Investor Transfer, each Super Major Investor shall have a right to purchase that portion of the securities proposed to be transferred equal to the ratio of (a) the number of shares of the Company’s Common Stock issued or issuable upon conversion of the Shares owned by such Super Major Investor, to (b) the number of shares of the Company’s Common Stock issued or issuable upon conversion of the Shares owned by all Super Major Investors (such ratio, the “Transfer Ratio”); provided that if any Super Major Investor declines to purchase that portion or securities proposed to be transferred equal to the Transfer Ratio (the “Unpurchased Transfer Shares,” and such Super Major Investor, the “Declining Investor”), then the other Super Major Investors shall have a right to purchase that portion of Unpurchased Transfer Shares equal to the ratio of (a) the number of shares of the Company’s Common Stock issued or issuable upon conversion of the Shares owned by such Super Major Investor, to (b) the number of shares of the Company’s Common Stock issued or issuable upon conversion of the Shares owned by all Super Major Investors other than the Declining Investors.

1.5

Employee Agreements.

(a)

All employees of the Company (including any founder) who shall purchase, or receive options to purchase, shares of Common Stock shall be required to execute stock purchase or option agreements providing for (a) vesting of shares over a four (4) year period with the first twenty-five percent (25%) of such shares vesting following twelve (12) months of continued employment or services, and the remaining shares vesting in equal monthly installments over the following thirty-six (36) months thereafter and (b) a one hundred and eighty (180)-day lockup period in connection with the Initial Public Offering. The Company shall retain a right of first refusal on transfers until the Initial Public Offering and the right to repurchase unvested shares at cost. The Board of Directors of the Company (the “Board”) may, in its discretion, permit “double trigger” acceleration with respect to any equity issuances to employees.

(b)

The Company shall require all employees (including any founder) and consultants with access to confidential information to execute and deliver a Proprietary Information and Inventions Agreement in substantially the form approved by the Board or a consulting agreement containing substantially similar proprietary rights assignment and confidentiality provisions.

2.

RESTRICTIONS ON TRANSFER; DRAG ALONG.

2.1

Limitations on Disposition. Each person owning of record shares of Common Stock of the Company issued or issuable pursuant to the conversion of the Shares and any shares of Common Stock of the Company issued as a dividend or other distribution with respect thereto or in exchange therefor or in replacement thereof (collectively, the “Securities”) or any assignee of record of Securities (each such person, a “Holder”) hereby agrees not to make any disposition of all or any portion of any Securities unless and until:

(a)

there is then in effect a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b)

such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and, at the expense of such Holder or its transferee, with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the Securities Act.

Notwithstanding the provisions of Sections 2.1(a) and (b) above, no such registration statement or opinion of counsel shall be required: (i) for any transfer of any Securities in compliance with SEC Rule 144 or Rule 144A, or (ii) for any transfer of any Securities by a Holder that is a partnership, limited liability company, a corporation or a venture capital fund to (A) a partner of such partnership, a member of such limited liability company or stockholder of such corporation, (B) an affiliate of such partnership, limited liability company or corporation (including, without limitation, any affiliated investment fund of such Holder), (C) a retired partner of such partnership or a retired member of such limited liability company, (D) the estate of any such partner, member or stockholder, or (iii) for the transfer by gift, will or intestate succession by any Holder to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing; provided that in the case of clauses (ii) and (iii) the transferee agrees in writing to be subject to the terms of this Agreement to the same extent as if the transferee were an original Investor hereunder and in the case of clause (iii) the transfer was without additional consideration or at no greater than cost.

2.2

“Market Stand-Off” Agreement. Each Holder hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, sell or otherwise transfer or dispose of any Securities or other shares of stock of the Company then owned by such Holder (other than to donees or partners of the Holder who agree to be similarly bound) for up to one hundred eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act; provided however that, if during the last seventeen (17) days of the restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, and if the Company’s securities are listed on the Nasdaq Stock Market and Rule 2711 thereof applies, then the restrictions imposed by this Section 2.2 shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond two hundred fifteen (215) days after the effective date of the registration statement.

For purposes of this Section 2.2, the term “Company” shall include any wholly-owned subsidiary of the Company into which the Company merges or consolidates. To enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the shares subject to this Section 2.2 and to impose stop transfer instructions with respect to the Securities and such other shares of stock of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. Each Holder further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing within any reasonable timeframe so requested.

2.3

Drag Along Right. In the event that each of (i) the holders of a majority of the shares of Common Stock (ii) the holders of a majority of the shares of Common Stock then issued or issuable upon conversion of the Shares and (iii) the Board approve a Deemed Liquidation Event (as such term is defined in the Company’s Restated Certificate of Incorporation), then each Holder and Key Holder hereby agrees to vote (in person, by proxy or by action by written consent, as applicable) all shares of capital stock of the Company now or hereafter directly or indirectly owned of record or beneficially by such Holder or Key Holder in favor of, and adopt, such Deemed Liquidation Event and to execute and deliver all related documentation and take such other action in support of the Deemed Liquidation Event as shall reasonably be requested by the Company in order to carry out the terms and provision of this Section 2.3, including without limitation executing and delivering instruments of conveyance and transfer, and any purchase agreement, merger agreement, indemnity agreement, escrow agreement, consent, waiver, governmental filing, share certificates duly endorsed for transfer (free and clear of impermissible liens, claims and encumbrances) and any similar or related documents.  The obligation of any party to participate in a Deemed Liquidation Event pursuant to this Section shall not apply to a Deemed Liquidation Event, where the other party involved in such transaction is an affiliate or stockholder holding more than 10% of the voting power of the Company.

3.

PARTICIPATION RIGHT.

3.1

General. Each person holding at least 149,400 shares of Preferred Stock (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof) (each such person, a “Major Investor”) has the right of first refusal to purchase such Major Investor’s Pro Rata Share (as defined below) of all (or any part) of any New Securities (as defined in Section 3.2 below) that the Company may from time to time issue after the date of this Agreement, provided, however, such Major Investor shall have no right to purchase any such New Securities if such Major Investor cannot demonstrate to the Company’s reasonable satisfaction that such Major Investor is at the time of the proposed issuance of such New Securities an “accredited investor” as such term is defined in Regulation D under the Securities Act. A Major Investor’s “Pro Rata Share” for purposes of this right of first refusal is the ratio of (a) the number of shares of the Company’s Common Stock issued or issuable upon conversion of the Shares owned by such Major Investor, to (b) a number of shares of Common Stock of the Company equal to the sum of (1) the total number of shares of Common Stock of the Company then outstanding plus (2) the total number of shares of Common Stock of the Company into which all then outstanding shares of Preferred Stock of the Company are then convertible plus (3) the number of shares of Common Stock of the Company issuable upon exercise of any outstanding options and reserved for issuance under any stock purchase and stock option plans of the Company and outstanding warrants.

3.2

New Securities. “New Securities” shall mean any Common Stock or Preferred Stock of the Company, whether now authorized or not, and rights, options or warrants to purchase such Common Stock or Preferred Stock, and securities of any type whatsoever that are, or may become, convertible or exchangeable into such Common Stock or Preferred Stock; provided, however, that the term “New Securities” does not include the following “Exempted Securities”: (a) shares of Common Stock issued or issuable upon conversion of the outstanding shares of all the series of the Preferred Stock; (b) shares of Common Stock or Preferred Stock issuable upon exercise of any options, warrants or rights to purchase any securities of the Company outstanding as of the date of this Agreement and any securities issuable upon the conversion thereof; (c) shares of Common Stock or Preferred Stock issued in connection with any stock split or stock dividend or recapitalization; (d) shares of Common Stock (or options, warrants or rights therefor) granted or issued hereafter to employees, officers, directors, contractors, consultants or advisers to, the Company or any subsidiary of the Company pursuant to incentive agreements, stock purchase or stock option plans, stock bonuses or awards, warrants, contracts or other arrangements that are approved by the Board; (e) shares of the Company’s Preferred Stock issued pursuant to the Series One Agreement; (f) any other shares of Common Stock or Preferred Stock (and/or options or warrants therefor) issued or issuable primarily for other than equity financing purposes and approved by the Board; and (g) shares of Common Stock issued or issuable by the Company to the public pursuant to a registration statement filed under the Securities Act.

3.3

Procedures. In the event that the Company proposes to undertake an issuance of New Securities, it shall give to each Major Investor a written notice of its intention to issue New Securities (the “Notice”), describing the type of New Securities and the price and the general terms upon which the Company proposes to issue such New Securities given in accordance with Section 5.2. Each Major Investor shall have ten (10) days from the date such Notice is effective, as determined pursuant to Section 5.2 based upon the manner or method of notice, to agree in writing to purchase such Major Investor’s Pro Rata Share of such New Securities for the price and upon the general terms specified in the Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased (not to exceed such Major Investor’s Pro Rata Share).

3.4

Failure to Exercise. In the event that the Major Investors fail to exercise in full the right of first refusal within such ten (10) day period, then the Company shall have one hundred twenty (120) days thereafter to sell the New Securities with respect to which the Major Investors’ rights of first refusal hereunder were not exercised, at a price and upon general terms not materially more favorable to the purchasers thereof than specified in the Company’s Notice to the Major Investors. In the event that the Company has not issued and sold the New Securities within such one hundred twenty (120) day period, then the Company shall not thereafter issue or sell any New Securities without again first offering such New Securities to the Major Investors pursuant to this Section 3.

3.5

Assignment and Waiver of Preemptive Rights. The preemptive rights of Project 11 under this Section 3 may be assigned by Project 11 to a transferee or assignee of Project 11 that (a) is an affiliate of or investment entity under common control with Project 11 or (b) is a subsidiary, parent, general partner, limited partner, retired partner, member or retired member, or stockholder of Project 11 (or any affiliate of the foregoing); provided, however, that any such transferee or assignee shall be an “accredited investor” as such term is defined in Regulation D under the Securities Act. The preemptive rights of Project 11 set forth under Section 3 of this Agreement may not be waived without Project 11’s written consent. For the purposes of the Company’s Restated Certificate of Incorporation, the term “Key Investor” shall mean Project 11.

4.

ELECTION OF BOARD OF DIRECTORS.

4.1

Voting; Board Composition. Subject to the rights of the stockholders of the Company to remove a director for cause in accordance with applicable law, during the term of this Agreement, each Investor and Key Holder (each a “Stockholder”) agrees to vote (or consent pursuant to an action by written consent of the stockholders of the Company) all shares of capital stock of the Company now or hereafter directly or indirectly owned of record or beneficially by such Investor or Key Holder (the “Shares”), or to cause such shares of shares of capital stock of the Company to be voted, in such manner as may be necessary to elect (and maintain in office) the following persons as members of the Board: (a) one (1) Preferred Director (as such term is defined in the Company’s Restated Certificate of Incorporation) designated by Project 11, which individual shall initially be Katie Rae and (b) two (2) Common Directors (as such term is defined in the Company’s Restated Certificate of Incorporation) designated by holders of a majority of then outstanding shares of Common Stock held by the Key Holders who are then providing services to the Company as employees, consultants, officers or directors, which individuals shall initially be Victor Santos and Sara Choi. Subject to the rights of the stockholders of the Company to remove a director for cause in accordance with applicable law, during the term of this Agreement, no director elected pursuant to Section 4.1(a) and (b) above, may be removed from office unless such removal is directed or approved by the affirmative vote or written consent of the holders entitled under Section 4.1(a) and (b) to designate such director. Each Stockholder hereby appoints the then current Chief Executive Officer of the Company, as such Stockholder’s true and lawful proxy and attorney, with the power to act alone and with full power of substitution, to vote all of such Stockholder’s Shares as set forth in this Agreement and to execute all appropriate instruments consistent with this Agreement on behalf of such Stockholder if, and only if, such Stockholder (x) fails to vote or (y) attempts to vote (whether by proxy, in person or by written consent), in a manner which is inconsistent with the terms of this Agreement, all of such Stockholder’s Shares or execute such other instruments in accordance with the provisions of this Agreement within five (5) days of the Company’s or any other party’s written request for such Stockholder’s written consent or signature. The proxy and power granted by each Stockholder pursuant to this Section are coupled with an interest and are given to secure the performance of such party’s duties under this Agreement. Each such proxy and power will be irrevocable for the term hereof. The proxy and power, so long as any party hereto is an individual, will survive the death, incompetency and disability of such party or any other individual Stockholder of Shares and, so long as any party hereto is an entity, will survive the merger or reorganization of such party or any other entity holding Shares.

4.2

Size of the Board. Each Stockholder agrees to vote, or cause to be voted, all Shares owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that the size of the Board shall be set and remain at three (3) directors.

4.3

Board Matters.

(a)

The Company hereby covenants and agrees that it shall prepare, as soon as practicable, but in any event thirty (30) days before the end of each fiscal year, a budget and business plan for the next fiscal year (collectively, the “Budget”), prepared on a monthly basis, including balance sheets, income statements, and statements of cash flow for such months and, promptly after prepared, submit such Budget to the Board for approval, which approval (for so long as Project 11 is entitled to designate a Preferred Director) must include the affirmative vote of the Preferred Director.

(b)

So long as Project 11 is entitled to designate a Preferred Director, the Company hereby covenants and agrees with each of the Investors that it shall not, without approval of the Board, which approval must include the affirmative vote of the Preferred Director:

(1)

make any capital expenditure in excess of $50,000 that is not already included in the Board approved Budget;

(2)

incur any aggregate indebtedness in excess of $50,000 that is not already included in the Board approved Budget, other than trade credit incurred in the ordinary course of business;

(3)

enter into or be a party to any transaction with any director, officer, or employee of the Company or any “associate” (as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended) of any such person, other than customary employment agreements in the ordinary course of business (including, without limitation, agreements related to grants of equity under stock option plans approved by the Board, proprietary information agreements and employee handbooks);

(4)

unless already included in the Board approved Budget, hire, terminate, or change the compensation of the executive officers, including approving any option grants or stock awards to executive officers;

(5)

enter into any corporate strategic relationship involving the payment, contribution, or assignment by the Company or to the Company of money or assets greater than $75,000; or

(6)

enter into any settlement agreement related to any claim or proceeding.

5.

GENERAL PROVISIONS.

5.1

Amendment and Waiver of Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors (and/or any of their permitted successors or assigns) holding Shares representing and/or convertible into a majority of all the Investors’ Shares (as defined below); provided, however, that any amendment or waiver of Sections 1.2, 3.5 or this proviso herein shall require the additional written consent of Project 11. As used herein, the term “Investors’ Shares” shall mean the shares of Common Stock then issuable upon conversion of all then outstanding Shares plus all then outstanding shares issued upon the conversion of any Shares. Any amendment or waiver effected in accordance with this Section 5.1 shall be binding upon each Investor, each Holder, each permitted successor or assignee of such Investor or Holder and the Company.

5.2

Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) when sent, if sent by facsimile or electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page or Exhibit A or Exhibit B hereto, or to such address or facsimile number as subsequently modified by written notice given in accordance with this Section 5.2. If notice is given to the Company, it shall be sent to Airfox, Harvard Innovation Launch Lab, 114 Western Avenue, Allston, MA 02134, Attention: Victor Santos, President; and a copy (which shall not constitute notice) shall also be sent to Miguel J. Vega, Cooley LLP. 500 Boylston Street, Boston, MA 02116. If notice is given to Project 11, a copy (which shall not constitute notice) shall also be sent to Gunderson

Dettmer Stough Villeneuve Franklin & Hachigian, LLP, One Marina Park Drive, Suite 900, Boston, MA 02210, Attention:  Jeffrey Engerman.

5.3

Entire Agreement. This Agreement and the documents referred to herein, together with all the Exhibits hereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede any and all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

5.4

Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

5.5

Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of Preferred Stock after the date hereof, any purchaser of such shares of Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.

5.6

Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

5.7

Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

5.8

Successors and Assigns. This Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by an Investors without the prior written consent of the Company. Any attempt by an Investor without such permission to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Agreement shall be void. Subject to the foregoing, and except as otherwise provided herein, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.

5.9

Titles and Headings. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.

5.10

Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

5.11

Costs and Attorneys’ Fees. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party’s costs and attorneys’ fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

5.12

Adjustments for Stock Splits, Etc. Wherever in this Agreement there is a reference to a specific number of shares of Common Stock or Preferred Stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

5.13

Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

5.14

Facsimile Signatures. This Agreement may be executed and delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

5.15

Termination. The rights, duties and obligations under Sections 1, 3 and 4 of this Agreement shall terminate immediately prior to the closing of the Company’s initial public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act. Notwithstanding anything to the contrary herein, this Agreement (excluding any then-existing obligations) shall terminate upon the closing of a Deemed Liquidation Event as defined in the Company’s Restated Certificate of Incorporation, as amended from time to time. Section 1.1(b) shall survive any such termination of the Agreement.

5.16

Dispute Resolution. Each party (a) hereby irrevocably and unconditionally submits to the jurisdiction of the federal or state courts located in the State of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or the Transaction Documents (as defined in the Series One Preferred Stock Purchase Agreement dated of even date herewith), (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement or the Transaction Documents except in the federal or state courts located in the State of Delaware, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement, the Transaction Documents or the subject matter hereof and thereof may not be enforced in or by such court.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

COMPANY:

CARRIEREQ, INC.

By: ______________________
Name: Victor Santos
Title: President

Address: AirFox
Harvard Innovation Launch Lab
114 Western Ave.
Allston, MA 02134

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

KEY HOLDERS:

By:	____________________	By:	DocuSigned by: Sara Choi BA8CF109C25B443...
Name:	Victor Santos	Name:	Sara Choi
By:	____________________		
Name:	Alberto Anderick de Souza Jr.		

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132551885 v6

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

KEY HOLDER:

By: ______________________________
Name: Victor Santos

Address: 44 Washington Street, Apartment 816
Brookline, MA 02445

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

KEY HOLDER:

By: ______________________________

Name: Alberto Anderick de Souza Jr.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

INVESTOR:

PROJECT 11 VENTURES I L.P.

By: Project 11 Ventures GP I, LLC, its General Partner

By: ______________________
Name: Katie Rae
Title: Managing Director

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

INVESTOR:

By: ______________________________
Name: William Herman

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

INVESTOR:

By: ______________________________
Name: Michael Mark

Address: 284 Summer Avenue
Reading, MA 01867

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

INVESTOR:

By: ______________________________

Name: Dominic A. Schiavone

Address: 15 Forbes Road
Hudson, MA 01749

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

INVESTOR:

BOSTON SEED CAPITAL LLC

By: ________________________________
Name: Nicole M. Stata
Title: Managing Member

Address: 232 Fox Hill Street
Westwood, MA 02090

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

INVESTOR:

By: ______________________________
Name: Jeremiah T. Doyle

Address: 62 Fairmont Street
Belmont, MA 02478

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

INVESTOR:

LAUNCHCAPITAL, LLC

By: ______________________________
Name: Elon S. Boms
Title: Manager

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

INVESTOR:

By: Jennifer Lum
Name: Jennifer Lum

Address: 460 Harrison Ave, Unit 310
Boston, MA 02118

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

INVESTOR:

WINSTEN LIMITED

By: ______________________________
Name: Bill Lynch
Title: Mr.

Address: 59 Rossbrook, Model Farm Road
Cork, Ireland

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

INVESTOR:

NXT VENTURES FUND I, LLC

By: ______________________________
Name: Barry Turkanis
Title: Manager

Address: 5 Sewall Street
Marblehead, MA 01945

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

INVESTOR:

STAR POWER PARTNERS II LLC

By: ______________________________
Name: David Cohen
Title: Manager

Address: 1050 Walnut Street, Suite 202
Boulder, CO 80302

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

INVESTOR:

By: ________________________________

Name: Walter T.E. Danco

Address: 183 Appletree Point Road
Burlington, VT 05408

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

INVESTOR:

BANTAM GROUP, LLC

By: ______________________________
Name: JOSEPH CARUSO
Title: PRESIDENT

Address: 50 Bay Colony Drive
Westwood, MA 02090

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

INVESTOR:

By: ______________________________
Name: Warren Katz

Address: 20 Fairfield Street
Boston, MA 02116

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

INVESTOR:

IMMACULATE CONCEPTION VENTURES LLC

DocuSigned by:
Michael de la Maza
By: 059C0AE570AC4DF... ______________________
Name: Michael de la Maza
Title: Member

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

INVESTOR:

By: ______________________________
Name: Jason Toff

Address: 207 Bloomfield Street
Hoboken, NJ 07030

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EXHIBIT A

List of Investors

Name, Address and E-Mail

Project 11 Ventures I, L.P.

109 Kingston Street, 3rd Floor

Boston, MA 02111

katie@project11.com

William Herman

72 Leafy Hill Lane

PO Box 2179

Wolfeboro, NH 03894

will@herman.com

Michael Mark

284 Summer Avenue

Reading, MA 01867

mmark@progress.com

Dominic A. Schiavone

15 Forbes Road

Hudson, MA 01749

daschiavone@gmail.com

Boston Seed Capital LLC

232 Fox Hill Street

Westwood, MA 02090

nstata@bostonseed.com

CC: erocchio@bostonseed.com

Jeremiah T. Doyle

62 Fairmont Street

Belmont, MA 02478

jere@sigmaprime.com

LaunchCapital, LLC

1 Mifflin Place, 3rd Floor

Cambridge, MA 02138

bill@launchcapital.com

Jennifer Lum

460 Harrison Ave, Unit 310

Boston, MA 02118

Jennifer.lum@gmail.com

Winsten Limited

59 Rossbrook, Model Farm Road

Cork, Ireland

mrbilllynch@gmail.com

NXT Ventures Fund I, LLC

5 Sewall Street

Marblehead, MA 01945

barry@nxtventures.com

raymond@nxtventures.com

Star Power Partners II LLC

1050 Walnut Street,

Suite 202

Boulder, CO 80302

mike.rizzuto@techstars.com

Walter T.E. Danco

183 Appletree Point Road

Burlington, VT 05408

ty@tydanco.com

CC: dancoangelinfo@gmail.com

Bantam Group, LLC

50 Bay Colony Drive

Westwood, MA 02090

jcaruso@bantamgroup.com

Warren Katz

20 Fairfield Street

Boston, MA 02116

wkatz@alum.mit.edu

Immaculate Conception Ventures LLC

2201 Sacramento Street, Suite 203

San Francisco, CA 94115

Michael.delamaza@gmail.com

Jason Toff

207 Bloomfield Street

Hoboken, NJ 07030

jasontoff@gmail.com

EXHIBIT B

List of Key Holders

Name, Address and E-Mail

Victor Santos

44 Washington Street, Apt. 816

Brookline, MA 02445

victor@airfox.io

Sara Choi

341 Firethorn Drive

Rohnert Park, CA 94928

sara@airfox.io

Alberto Anderick de Souza Jr.

Rua Luis Lopes da Silva, 109

Sao Paolo, SP – 05180-360

Brazil

alberto@airfox.io